UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2019

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park
London W4 5HR
United Kingdom
(Address of principal executive offices) (Zip Code)
+44-1604-232425
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2019, Avon Products, Inc. (the “Company”) filed a Certificate of Change with the Department of State of the State of New York that amended the Company’s Restated Certificate of Incorporation to update the Company’s mailing address for service of process against the Company to 1 Avon Place, Suffern, NY 10901. The amendment also provides that the New York office of the Company shall be located in Rockland County.

A Copy of the Certificate of Change is attached to this Form 8-K as Exhibit 3.1.

Item9.01.	Financial Statements and Exhibits.

(d)	Exhibits

ExhibitNo.	Description
3.1	Certificate of Change of Avon Products, Inc., filed with the Secretary of State of the State of New York on January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC. (Registrant)

	By:	/s/Ginny Edwards
Name: Ginny Edwards
Title: Vice President and Corporate Secretary

Date: January 9, 2019

EXHIBIT INDEX

ExhibitNo.	Description
3.1	Certificate of Change of Avon Products, Inc., filed with the Secretary of State of the State of New York on January 3, 2019.